UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2022

JS BEAUTY LAND NETWORK TECHNOLOGY INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55963	83-1365356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 99, Taihu Road, Yancheng, Jiangsu Province, China

(Address of principal executive offices)

Registrant’s telephone number, including area code: (778) 888-2886

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	JSBL	N/A

Item 4.01. Other Events.

(a) Dismissal of independent registered accounting firm

On June 28, 2022, the board of directors of JS Beauty Land Network Technology Inc., (the “Company”) dismissed YCM CPA Inc. (“YCM”) as the Company’s independent registered public accounting firm, effective immediately.

As previously disclosed on October 25, 2021, the Company dismissed BF Borgers CPA PC (“BFB”) as the Company’s independent registered public accounting firm, effective immediately, and engaged YCM. Also previously disclosed on July 2, 2020 the Company dismissed ZH CPA, LLC (“ZH”) as the Company’s independent registered public accounting firm, effective immediately, and engaged BFB.

As of the date of this Current Report, YCM has not issued any reports for the Company. Through the date of this Current Report, there have been no (i) disagreements with YCM on any matter or accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which connects with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided YCM with a copy of the above disclosures and requested that YCM furnish the Company with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the above statement. A copy of YCM’s letter, dated [  ], 2022 is filed as exhibit 16.1 to this Current Report of Form 8-K.

(b) Engagement of new independent registered public accounting firm

On July 14, 2022, the Company engaged SS Accounting & Auditing, Inc. (“SS Accounting”), as the Company’s new independent registered public accounting firm.

During the recent fiscal years ending December 31, 2020 and December 31, 2019, and through the date of this Report, neither the Company, nor any on its behalf, consulted with SS Accounting regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v).

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

Exibit No.	Description
16.1	Letter of YCM CPA Inc. to the Securities and Exchange Commission dated June 28, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JS BEAUTY LAND NETWORK TECHNOLOGY INC.

Date: July 28, 2022	By:	/s/ Faxian Qian
	Name:	Faxian Qian
Chief Executive Officer, President, Chief Financial Officer